As filed with the SEC on May 24, 2006.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-02273

TRANSAMERICA INCOME SHARES, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

John K. Carter, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2005 - March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA INCOME SHARES, INC.

Annual Report

March 31, 2006

Transamerica Income Shares, Inc.

MARKET ENVIRONMENT

After making a strong start in the spring of 2005, U.S. bond markets generally made little headway during the remaining months of the year ended March 31, 2006. Throughout the period, bonds fought strong headwinds: the Federal Reserve Board's ("Fed") program of raising short-term interest rates to curb the inflationary pressures associated with a consistently strong U.S. economic expansion; falling unemployment levels; and rising commodities prices. As short-term rates rose, rates for longer maturity bonds rose less, resulting in a flatter yield curve. At points, the yield curve inverted (i.e., became down sloping as long-term yields fell below short-term yields).

Against this backdrop, the Lehman Brothers U.S. Government/ Credit Bond Index, a common proxy for the U.S. Treasury and corporate bond market, posted a 12-month total return of 2.02%. Corporate bonds alternately under- and out-performed Treasuries during the period as investors responded to various concerns, including the credit downgrading of two major U.S. automotive manufacturers.

PERFORMANCE

For the year ended March 31, 2006, Transamerica Income Shares, Inc. returned 4.87%.

STRATEGY REVIEW

We sought to maintain low turnover, high levels of income, and investment-grade average quality in the portfolio, while maximizing total return. With those objectives in mind, we invested primarily in corporate bonds, emphasizing securities from market-leading companies that we intend to hold for longer time periods. We also invested at least 20% of total net assets in high-yield securities during this period.

In selecting corporate bonds, we favored those from industries that may benefit from economic expansion (e.g., gaming companies) and/or long-term secular trends such as globalization and the worldwide build-out of infrastructure (e.g., power, roads and water plants), which create greater demand for energy and basic materials. We believe that the lodging and gaming (amusement and recreation services) sectors will be less cyclical than other consumer sensitive areas of the economy due to continued business demand for lodging and healthy demand for gaming from overseas tourists. At the same time, we were highly selective in our positions within the automotive and automotive parts sector. We increased our exposure to the bank and finance sectors in anticipation of a more normalized yield curve environment, which would come about as a result of the anticipated end to the Fed

Transamerica Income Shares, Inc.

tightening cycle. We believe this will result in increased profitability and credit quality for this sector. We added exposure to the media and communications sector due to the increased attractiveness of the cable sub-sector and increased data traffic.

We believe the steady rise in interest rates will ultimately slow the pace of U.S. economic growth. Persistently high energy prices and higher borrowing costs have already taken a bite out of individuals' discretionary incomes. That, combined with a negative savings rate, suggests that consumers cannot continue to spend as they have in the past. We also increased the portfolio's duration, a measure of its interest rate sensitivity. If the economy slows, we believe the Fed will likely cease its course of rate hikes, and a longer-duration portfolio may benefit more as rates stabilize or even begin falling.

Going forward, within the corporate sector, we are particularly interested in basic materials companies and exporters. We believe some of the slack resulting from lower consumer spending will likely be absorbed by higher levels of business spending, as corporations are using up their excess manufacturing capacity and may soon need to invest in new plant and equipment. If this occurs, basic materials companies will be beneficiaries. Additionally, if interest rates in Japan and Europe rise as we anticipate, demand for U.S. dollars will diminish, weakening the dollar and making American-made products more competitive in world markets. Combined with growing worldwide demand, this bodes well for exporters.

Heidi Y. Hu, CFA

Peter O. Lopez

Brian W. Westhoff, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (0.8%)
U.S. Treasury Note 4.50%, due 02/15/2016	$1,170	$1,138
Total U.S. Government Obligations (cost: $1,135)		1,138
CORPORATE DEBT SECURITIES (95.5%)
Aerospace (1.9%)
Boeing Co. (The) 8.75%, due 08/15/2021	2,000	2,617
Agriculture (1.8%)
Dole Food Co., Inc. 8.63%, due 05/01/2009	1,000	1,005
Michael Foods, Inc. 8.00%, due 11/15/2013	1,500	1,528
Amusement & Recreation Services (2.9%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	2,000	1,980
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	2,000	2,000
Automotive (2.6%)
DaimlerChrysler NA Holding Corp. 8.50%, due 01/18/2031	2,675	3,129
General Motors Acceptance Corp. 6.75%, due 12/01/2014†	500	450
Automotive Dealers & Service Stations (0.3%)
Petro Stopping Centers, LP / Petro
Financial Corp. 9.00%, due 02/15/2012	400	402
Beverages (0.5%)
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	660	759

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Business Credit Institutions (3.8%)
Pemex Finance, Ltd. 9.03%, due 02/15/2011	$4,900	$5,294
Business Services (1.7%)
Cardtronics, Inc. - 144A 9.25%, due 08/15/2013	800	800
Hertz Corp. - 144A 8.88%, due 01/01/2014	1,500	1,556
Chemicals & Allied Products (5.1%)
Cytec Industries, Inc. 6.00%, due 10/01/2015	700	676
ICI Wilmington, Inc. 4.38%, due 12/01/2008	3,400	3,278
Ineos Group Holdings PLC - 144A 8.50%, due 02/15/2016 †	800	760
Lubrizol Corp. 5.50%, due 10/01/2014	2,500	2,421
Commercial Banks (7.5%)
Barclays Bank PLC 6.28%, due 12/15/2034(a)	1,500	1,440
HBOS PLC - 144A 5.92%, due 09/01/2049(a)	1,400	1,352
HSBC Capital Funding LP - 144A 10.18%, due 12/31/2049(a)	1,500	2,170
Popular North America, Inc. 5.20%, due 12/12/2007	1,000	994
Shinsei Finance Cayman, Ltd. - 144A 6.42%, due 07/20/2049(a)	1,000	984
Wachovia Capital Trust III 5.80%, due 03/15/2049(a)	2,101	2,064
ZFS Finance USA Trust I - 144A 6.45%, due 12/15/2065(a)	1,500	1,443

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Communication (8.9%)
Comcast Corp. 4.95%, due 06/15/2016	$2,000	$1,823
7.05%, due 03/15/2033	2,050	2,110
COX Communications, Inc. 6.75%, due 03/15/2011	1,444	1,481
Echostar DBS Corp. - 144A 7.13%, due 02/01/2016	1,500	1,476
Intelsat Subsidiary Holding Co., Ltd. 8.25%, due 01/15/2013	800	814
News America Holdings 9.25%, due 02/01/2013	3,985	4,699
Department Stores (1.7%)
Bon-Ton Stores (The), Inc. - 144A 10.25%, due 03/15/2014	800	770
Neiman-Marcus Group, Inc. - 144A 9.00%, due 10/15/2015	1,500	1,586
Electric Services (8.9%)
AES Gener SA 7.50%, due 03/25/2014†	1,500	1,540
Dominion Resources, Inc. 5.69%, due 05/15/2008	1,900	1,903
DPL, Inc. 8.25%, due 03/01/2007	1,059	1,083
FPL Group Capital, Inc. 4.09%, due 02/16/2007	2,000	1,979
Nevada Power Co. - 144A 5.95%, due 03/15/2016	600	591
PSEG Funding Trust 5.38%, due 11/16/2007	4,250	4,236
TXU Electric Delivery Co. 5.00%, due 09/01/2007	1,000	993

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Food & Kindred Products (1.7%)
ConAgra Foods, Inc. 9.75%, due 03/01/2021	$1,375	$1,744
Tyson Foods, Inc. 6.60%, due 04/01/2016	620	612
Food Stores (1.4%)
Safeway, Inc. 6.50%, due 03/01/2011	445	458
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	1,500	1,498
Gas Production & Distribution (2.3%)
El Paso Corp. - 144A 7.63%, due 09/01/2008	1,000	1,020
Northwest Pipeline 9.00%, due 08/01/2022	631	651
Sempra Energy, Senior Note 4.62%, due 05/17/2007	1,550	1,536
Holding & Other Investment Offices (3.1%)
ERP Operating, LP 5.13%, due 03/15/2016	900	854
Hutchison Whampoa International, Ltd. - 144A 7.45%, due 11/24/2033	1,500	1,636
Raytheon Co. 7.00%, due 05/15/2006(b)	3,700	1,854

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Hotels & Other Lodging Places (4.5%)
155 East Tropicana LLC/155
East Tropicana Finance Corp. 8.75%, due 04/01/2012†	$750	$741
Host Marriott, LP 7.13%, due 11/01/2013	1,500	1,526
Intrawest Corp. 7.50%, due 10/15/2013	1,000	1,014
Park Place Entertainment Corp. 7.00%, due 04/15/2013	1,500	1,562
Station Casinos, Inc. - 144A 6.63%, due 03/15/2018	500	489
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp. 6.63%, due 12/01/2014	1,000	971
Industrial Machinery & Equipment (1.0%)
Cummins Engine Co., Inc. 5.65%, due 03/01/2098	2,000	1,440
Insurance (1.0%)
Reinsurance Group of America 6.75%, due 12/15/2065(a)	1,400	1,328
Metal Mining (2.3%)
Barrick Gold Finance, Inc. 7.50%, due 05/01/2007	2,000	2,044
Teck Cominco, Ltd. 6.13%, due 10/01/2035	1,225	1,153

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Mortgage Bankers & Brokers (6.4%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	$2,500	$2,503
Glencore Funding LLC - 144A 6.00%, due 04/15/2014	1,500	1,428
ILFC E-Capital Trust II - 144A 6.25%, due 12/21/2065(a)	900	863
Innophos Investments Holdings, Inc. 12.75%, due 02/15/2015*	400	403
Kinder Morgan Finance Co., ULC 6.40%, due 01/05/2036	2,050	1,996
MUFG Capital Finance 1, Ltd. 6.35%, due 07/29/2049)(a)	750	738
Stripes Acquisition LLC/Susser
Finance Corp. - 144A 10.63%, due 12/15/2013	1,000	1,049
Motion Pictures (3.7%)
Time Warner, Inc. 9.13%, due 01/15/2013	4,500	5,210
Oil & Gas Extraction (2.2%)
Chesapeake Energy Corp. 6.88%, due 01/15/2016	1,500	1,511
Delta Petroleum Corp. 7.00%, due 04/01/2015	455	416
Gazprom International SA - 144A 7.20%, due 02/01/2020	600	628
Occidental Petroleum Corp. 10.13%, due 09/15/2009	500	575
Paperboard Containers & Boxes (0.5%)
Graham Packaging Co., Inc. 9.88%, due 10/15/2014†	650	658

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Petroleum Refining (1.2%)
Valero Energy Corp. 7.50%, due 04/15/2032	$1,500	$1,725
Primary Metal Industries (0.4%)
Texas Industries, Inc. 7.25%, due 07/15/2013	500	515
Printing & Publishing (1.9%)
Media General, Inc. 6.95%, due 09/01/2006	2,150	2,158
RH Donnelley Corp. - 144A 8.88%, due 01/15/2016	500	520
Radio & Television Broadcasting (2.5%)
Chancellor Media Corp. 8.00%, due 11/01/2008	1,415	1,485
Univision Communications, Inc. 7.85%, due 07/15/2011	1,950	2,045
Railroads (0.7%)
Burlington Northern Santa Fe 9.25%, due 10/01/2006	1,000	1,019
Real Estate (1.1%)
Colonial Realty, LP 7.00%, due 07/14/2007	1,500	1,523
Restaurants (0.4%)
Carrols Corp. 9.00%, due 01/15/2013	500	503
Security & Commodity Brokers (2.2%)
American Real Estate Partners,
LP/American Real Estate Finance Corp. 7.13%, due 02/15/2013	350	345
E*Trade Financial Corp. 8.00%, due 06/15/2011	1,500	1,558
Goldman Sachs Group, Inc. 6.35%, due 02/15/2034	1,175	1,165

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Telecommunications (2.5%)
Sprint Capital Corp. 8.75%, due 03/15/2032	$1,800	$2,250
Verizon Global Funding Corp. 7.75%, due 12/01/2030	1,100	1,215
Transportation & Public Utilities (2.5%)
Magellan Midstream Partners, LP 6.45%, due 06/01/2014	3,300	3,416
Water Transportation (1.6%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	2,000	2,207
Wholesale Trade Nondurable Goods (0.8%)
Domino's, Inc. 8.25%, due 07/01/2011	1,094	1,121
Total Corporate Debt Securities (cost: $132,857)		133,065
	Shares	Value
PREFERRED STOCKS (1.7%)
Holding & Other Investment Offices (0.6%)
Tanger Factory Outlet Centers REIT	33,334	$836
Telecommunications (1.1%)
Centaur Funding Corp. - 144A	1,175	1,454
Total Preferred Stocks (cost: $1,989)		2,290

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (3.1%)
Debt (3.1%)
Repurchase Agreements (3.1%)††
Credit Suisse First Boston Corp. 4.92%, dated 03/31/2006 to be repurchased at $1,000 on 04/03/2006	$1,000	$1,000
Goldman Sachs Group, Inc. (The) 4.92%, dated 03/31/2006 to be repurchased at $1,000 on 04/03/2006	1,000	1,000
Lehman Brothers, Inc. 4.92%, dated 03/31/2006 to be repurchased at $1,000 on 04/03/2006	1,000	1,000
Morgan Stanley Dean Witter & Co. 4.93%, dated 03/31/2006 to be repurchased at $1,344 on 04/03/2006	1,343	1,343
Total Security Lending Collateral (cost: $4,343)		4,343
Total Investment Securities (cost: $140,324)#		$140,836

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At March 31, 2006, all or a portion of this security is on loan (see Note 1). The value at March 31, 2006, of all securities on loan is $4,244.

(a)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity date. Rate is listed as of March 31, 2006. The security has a perpetual maturity. The date shown is the call date.

(b)  Raytheon Co. has a stated liquidation amount of $50 (not in thousands) per trust preferred security. The expected maturity value of the security is $1,850. The interest rate was previously reported as 3.5%.

*  Floating or variable rate note. Rate is listed as of March 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $4,491, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.875% and 04/01/2006 - 12/31/2049, respectively.

#  Aggregate cost for Federal income tax purposes is $141,290. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,062 and $2,516, respectively. Net unrealized depreciation for tax purposes is $454.

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2006

(all amounts except share amounts in thousands)

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities aggregated $22,575 or 16.2% of the net assets of the Fund.

CMT  Constant Maturity Treasury Index

LIBOR  London Interbank Offer Rate

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS
(unaudited)

Bond Credit Quality (Moody Ratings)

Credit Rating Description

  Aaa  Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

  Aa3  High grade obligations. Strong capacity to pay interest and repay principal.

  A1  Upper medium grade obligations. Superior ability for repayments of senior short-term debt obligations.

  A2  Upper medium grade obligations. Strong ability for repayments of senior short-term debt obligations.

  A3  Upper medium grade obligations. Acceptable ability for repayments of senior short-term debt obligations.

  B1  Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

  B2  More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

  B3  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Ba1  Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

  Ba2  Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

  Ba3  More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

  Baa1  Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

  Baa2  Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

  Baa3  Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

  Caa1  Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

  Caa2  Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Transamerica Income Shares, Inc.

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at October 1, 2005 and held for the entire period until March 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Transamerica Income Shares, Inc.	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Actual	$1,000.00	$988.80	0.91%	$4.51
Hypothetical(b)	1,000.00	1,020.39	0.91	4.58

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (182 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

Transamerica Income Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

At March 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $140,324) (including securities loaned of $4,244)	$140,836
Cash	1,528
Receivables:
Investment securities sold	4,093
Interest	2,186
Income from loaned securities	6
148,649
Liabilities:
Investment securities purchased	4,084
Accounts payable and accrued liabilities:
Management and advisory fees	60
Transfer agent fees	5
Administration fees	2
Income dividends declared	821
Payable for collateral for securities on loan	4,343
Other	59
9,374
Net Assets applicable to 6,319 capital shares outstanding, $1.00 par value (authorized 20,000 shares)	$139,275
Net Asset Value Per Share	$22.04
Net Assets Consist Of:
Paid-in capital	$141,182
Accumulated net investment income (loss)	(1,787)
Accumulated net realized gain (loss) from investment securities	(632)
Net unrealized appreciation (depreciation) on investment securities	512
Net Assets	$139,275

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

STATEMENT OF OPERATIONS

For the year ended March 31,

(all amounts in thousands)

2006
Investment Income:
Interest	$7,980
Dividends	356
Income from loaned securities — net	36
$8,372
Expenses:
Management and advisory fees	723
Legal fees	104
Printing and shareholder reports	94
Director fees	86
Transfer agent fees	57
Audit fees	39
Administration fees	29
Custody fees	20
Other	61
Total expenses	1,213
Net Investment Income (Loss)	7,159
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	384
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(4,791)
Net Realized and Unrealized Gain (Loss) on Investment Securities	(4,407)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,752

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended March 31,

(all amounts in thousands)

	2006	2005(a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$7,159	$7,834
Net realized gain (loss) from investment securities	384	1,506
Change in unrealized appreciation (depreciation) on investment securities	(4,791)	(6,919)
	2,752	2,421
Distributions To Shareholders:
From net investment income	(8,839)	(9,857)
Return of capital	(1,018)	—
	(9,857)	(9,857)
Net increase (decrease) in net assets	(7,105)	(7,436)
Net Assets:
Beginning of year	146,380	153,816
End of year	$139,275	$146,380
Accumulated Net Investment Income (Loss)	$(1,787)	$(1,736)

(a)  Statement of Changes in Net Assets for the year ended
March 31, 2005 has been restated. See Note 6.

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Year ended March 31
	2006	2005		2004	2003	2002
Net Asset Value
Beginning of year	$23.17	$24.34		$22.97	$23.18	$24.18
Investment Operations
Net investment income	1.13	1.24	(b)	1.42	1.62	1.73
Net realized and unrealized gain (loss) on Investments	(0.70)	(0.85	)(b)	1.61	0.06	(0.39)
Total from investment operations	0.43	0.39		3.03	1.68	1.34
Distributions to Shareholders
From net investment income	(1.40)	(1.56)		(1.66)	(1.80)	(1.80)
From net realized gains on investments	—	—		—	(0.09)	(0.54)
Return of capital	(0.16)	—		—	—	—
Total distributions	(1.56)	(1.56)		(1.66)	(1.89)	(2.34)
Net Asset Value
End of year	$22.04	$23.17		$24.34	$22.97	$23.18

Market Value per Share
End of year	$21.23	$21.74		$24.62	$24.12	$25.70

Total Return(a)	4.87%	(5.43)%		9.40%	1.27%	12.86%
Ratio and Supplemental Data:
Expenses to average net assets	0.84%	0.72%		0.69%	0.73%	0.65%
Net investment income	4.95%	5.24	%(b)	5.97%	7.25%	7.19%
Portfolio turnover rate	95%	59%		90%	76%	54%
Net assets, end of the year (in thousands)	$139,275	$146,380		$153,816	$145,149	$146,487

The number of shares outstanding at the end of each year was 6,318,771.

(a)  Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

(b)  Financial Highlights for the year ended March 31, 2005 have been restated. See Note 6.

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

At March 31, 2006

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Income Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Securities Valuations: Fund investments traded on an exchange are valued at the last sale price or closing price on the day of valuation on the exchange where the security is principally traded.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Directors.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at March 31, 2006, was paying an interest rate of 3.30%.

Repurchase Agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities Lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

the Statement of Operations is net of fees, in the amount of $16, earned by IBT for its services.

Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend Distributions:  Dividend distributions are declared monthly. Capital gains distributions are declared annually. Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator. Mellon Investor Services LLC ("Mellon") is the Fund's transfer agent. TFAI and TFS are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of TFAI and TFS.

Transamerica Investment Management, LLC ("TIM") is both an affiliate of the Fund and a sub-adviser to the Fund.

As of March 31, 2006, an investor owned 7.6% of the outstanding shares of the Fund.

Investment Advisory Fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.50% of ANA

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

TFAI currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limit:

1.50% of the first $30 million of ANA

1.00% of ANA over $30 million

Administrative Services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

NOTE 3.  SECURITY TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended March 31, 2006, were as follows:

Purchases of securities:
Long-Term	$93,925
U.S. Government	38,009
Proceeds from maturities and sales of securities:
Long-Term	95,031
U.S. Government	41,368

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

items including, but not limited to, bond premium amortization, return of capital, distribution reclasses, dividends payable and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Paid-in capital	$(1,018)
Distributable net investment income (loss)	$2,647
Accumulated net realized gains (loss)	$(1,629)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary income	$9,857
Long-term capital gains	$—
2006 Distributions paid from:
Ordinary income	$8,248
Long-term capital gains	$591
Return of capital	$1,018

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

The following capital loss carryforward is available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$49	March 31, 2014

The tax basis components of distributable earnings as of March 31, 2006, are as follows:

Undistributed ordinary income	$(821)
Accumulated long-term capital loss	$—
Capital loss carryforward	$(49)
Post-October capital loss deferral	$(583)
Net unrealized appreciation (depreciation)	$(454)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RESTATEMENT

The Fund's previously issued financial statements presented accretion of discount incorrectly for the year ended March 31, 2005. This was due to the security Raytheon Co. accreting discount based on an incorrect maturity value. The impact of correcting the maturity value of Raytheon Co. was to reduce interest income on the Statement of Operations with an offsetting adjustment to unrealized gain (loss). The financial highlights have also been restated accordingly. This restatement had no effect on the Fund's net assets, net asset value per share or total increase (decrease) in net assets from operations during the period.

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2006

(all amounts in thousands)

This restatement changed the financial statements as follows:

Statement of Changes in Net Assets For the year ended March 31, 2005	(As previously reported)	(As restated)
Net Investment Income (Loss)	8,561	7,834
Change in unrealized appreciation (depreciation) on investment securities	(7,646)	(6,919)
Accumulated Net Investment Income (Loss)	(1,009)	(1,736)
Financial Highlights For the year ended March 31, 2005	(As previously reported)	(As restated)
Net investment income (loss) per share:	1.35	1.24
Net realized and unrealized gain (loss) per share:	(0.96)	(0.85)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.73%	5.24%

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of Transamerica Income Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. (the "Fund") at March 31, 2006, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended March 31, 2003 were audited by other independent accountants whose report dated April 25, 2003 expressed an unqualified opinion.

As described in Note 6, the 2005 financial statements have been restated.

Tampa, Florida
May 10, 2006

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For corporate shareholders, 6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $591 for the year ended March 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information was computed and reported in conjunction with your 2005 Form 1099-DIV.

INVESTMENT ADVISORY AGREEMENTS – REVIEW AND RENEWAL

At an in-person meeting of the Board of Directors of the Fund held on November 2, 2005, at which a majority of the Directors were in attendance, including a majority of the Directors who are not interested persons of the Fund ("Independent Directors"), the Board considered and approved the renewal for a one-year period of the Management and Investment Advisory Agreement between TFAI and the Fund, which includes investment sub-advisory arrangements between TFAI and TIM. In approving the renewal of this agreement, the Board requested, and TFAI and TIM provided, information that it believed to be reasonably necessary to reach its conclusions. In addition, the Board considered: (i) a memorandum provided by counsel to the Independent Directors, regarding the Board's responsibilities in connection with the review and approval of investment advisory and sub-advisory agreements; (ii) a report prepared by Lipper, Inc. comparing the Fund's performance and expenses to a peer group of funds (the "Lipper Report"); and (iii) other factors and information the Board believed, in light of the legal advice provided by counsel and their own business judgment, to be relevant.

The Board determined that the Management and Investment Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Board, including the Independent Directors, unanimously approved the renewal of the Management and Investment Advisory Agreement of the Fund, based upon the following considerations, among others:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and TIM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and TIM are capable of providing high quality services to the Fund, as indicated by TFAI's management capabilities demonstrated with respect to the Fund and other funds managed by TFAI, the professional qualifications and experience of TIM's portfolio management team and investment process and TIM's efforts to build its investment management capabilities to support the Fund's operations. In particular, the Board noted that TFAI and TIM would provide the same quality and quantity of investment management and related services as before, that these services are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and TIM's obligations will remain the same in all respects.

The investment performance of the Fund. The Board concluded, based in particular on the Lipper Report, that the Fund's investment performance was competitive or superior relative to comparable funds over trailing one-, two-, five- and ten- year periods. The Board also noted TIM's efforts to build its investment management capabilities to support the Fund's operations.

The cost of advisory services provided and the level of profitability. On the basis of the Board's review of the fees to be charged by TFAI and TIM for investment advisory and related services, the fees paid by TFAI to TIM, TFAI's estimated net management income resulting from its management of the Fund, and the estimated profitability of TFAI's and TIM's relationships with the Fund, the Board concluded that the level of investment advisory fees and profitability is appropriate in light of the service provided, the management fees and overall expense ratios of comparable investment companies, and the anticipated profitability of the relationship between the Fund, TFAI and TIM. In particular, on the basis of the Lipper Report, the Board determined that the advisory fees and overall expense ratio of the Fund were lower than median or average advisory fees and expense ratios of comparable closed-end investment companies.

Whether the advisory fees reflect economies of scale or permit realization of economies of scale. The Board concluded, based on the Lipper Report, that the advisory fees payable by the Fund were low compared to comparable closed-end funds, thereby reflecting current economies of scale to some degree. The Board also concluded that the advisory fees appropriately reflect the current economic environment for TFAI and the competitive nature of the investment company market. However, the Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale by virtue of asset growth due to investment performance, as well as the appropriateness of advisory fees payable to TFAI and TIM. Because the Fund, as a closed-end fund, does not currently contemplate offering new securities, the Board concluded that there is no immediate opportunity for the Fund to realize further economies of scale and increase its assets through new issuances, and hence no reason at the present time to reflect advisory fee breakpoints premised on significant asset growth.

Benefits (such as soft dollars) to TFAI or TIM from its relationship with the Fund (and any corresponding benefits to the Fund). The Board concluded that other benefits described by TFAI from its relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders. The Board further noted that neither TFAI nor TIM realize "soft dollar" benefits from their relationship with the Fund.

Other considerations: In approving the renewal of the Management and Investment Advisory Agreement, the Board favorably considered TFAI's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial financial and professional commitment to the successful operations of the Fund. For example, the Board noted that, in the past, TFAI had voluntarily waived its advisory fee and reimbursed the Fund to the extent that the Fund's operating expenses exceeded a certain limit and had indicated its willingness to continue waiving advisory fees and reimbursing expenses in the future, which may reduce total fund operating expenses to the benefit of the Fund's shareholders, and which demonstrate TFAI's commitment to the success of the Fund. The Board also determined that TFAI maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

AUTOMATIC REINVESTMENT PLAN

Holders of 50 (not in thousands) shares or more of the Fund's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the "Plan"). Under the Plan, Mellon, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts (not in thousands) between $25 and $2,500 with Mellon for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which Mellon is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares (not in thousands) or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions (not in thousands) between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

Mellon charges a service fee (not in thousands) of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact Mellon:

Mellon Investor Services LLC
Shareholder Investment Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
(800) 454-9575

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DIRECTORS AND OFFICERS

The Directors and Officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years:

Name, Address and Date of Birth ("DOB")	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation or Employment in the Past 5 Years	Number of Portfolios In Fund Complex Overseen	Other Directorships
Peter R. Brown 8323 40th Place North St. Petersburg, FL 33709 (DOB 5/10/28)	Chairman & Director	2002 to present	Chairman & Trustee, Transamerica IDEX ("TA IDEX"), AEGON/Transamerica Series Trust ("ATST") (1986-present); Director, Transamerica Index Funds, Inc. ("TIF") (2002-2004); Chairman of the Board, Peter Brown Construction Company (1963-2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.	88	N/A

Charles C. Harris 2840 West Bay Drive, #215 Belleair Bluffs, FL 33770 (DOB 7/15/30)	Director	2002 to present	Trustee, TA IDEX (1994-present), ATST (1986-present).	88	N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 34630 (DOB 8/17/44)	Director	2002 to present	Trustee, TA IDEX (2002-present), ATST (1986-present); General Manager, Sheraton Sand Key Resort (1975-present).	88	N/A

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB 2/25/36)	Director	2002 to present	Trustee, TA IDEX (1986-present), ATST (2000-present); Retired CEO & Chairman of the Board, Shorts, Inc.	88	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB 3/05/36)	Director	2002 to present	Trustee, TA IDEX (1996-present), ATST (2001-present); Trustee (1993-2004) & President (1993-1995), Florida Tax Free Funds.	88	N/A

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB 9/27/52)	Director	2002 to present	Trustee; TA IDEX (2002-present), ATST (2001-present); Director, Central Vermont Public Service Co. (Audit Committee); Director, Western Electricity Coordinating Council (Chairman, Human Resources and Compensation Committee).	88	Central Vermont Public Service Co.

Leo J. Hill 7922 Bayou Club Blvd. Largo, FL 33777 (DOB 3/27/56)	Director	2002 to present	Trustee, TA IDEX (2002-present), ATST (2001-present); Owner & President, Prestige Automotive Group (2001-2005).	88	N/A

Name, Address and Date of Birth ("DOB")	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation or Employment in the Past 5 Years	Number of Portfolios In Fund Complex Overseen	Other Directorships
John W. Waechter 5913 Bayview Circle Gulfport, FL 33707 (DOB 2/25/52)	Director	2004 to present	Trustee, ATST (2004-present), TA IDEX (2005-present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979-2004); Treasurer, The Hough Group of Funds (1993-2004).	88	N/A

Thomas P. O'Neill (1) AEGON USA, Inc. 1111 North Charles Street Baltimore, MD 21201-5574 (DOB 3/11/58)	Director	2003 to present	President, AEGON Financial Services Group, Inc., Financial Institution Division; Trustee, TA IDEX, ATST (2003-present); Director, TIF (2002-2004); Director, National Aquarium of Baltimore.	88	N/A

Brian C. Scott (1) Transamerica Fund Advisors, Inc. 570 Carillon Parkway St. Petersburg, FL 33716 (DOB 9/29/43)	Director, President and Chief Executive Officer	2002 to present*	Trustee, President and CEO, TA IDEX, ATST (2002-present); Manager, Transamerica Investment Management, LLC ("TIM") (2002-2005); President & Director, TIF (2002-2004); Director, President & CEO Transamerica Fund Advisors, Inc. ("TFAI") (2001-present) & President (2001-present), Director & CEO Transamerica Fund Services, Inc. ("TFS") (2002-present); CEO, Transamerica Investors, Inc. ("TII") (2003-present); Director, President & CEO Endeavor Management Co. (2001-2002).	88	N/A

(1)  Such Director may be deemed an "interested person" of the Fund as that term is defined for legal purposes due to his affiliations with affiliates of the Fund's investment adviser.

  *  Brian C. Scott resigned as a Director on May 1, 2005 and was re-elected as a Director on January 11, 2006.

Fund Officers(2)

Name, Address and Date of Birth ("DOB")	Position(s) Held with Fund	Term of Office and Length of Time Served(3)	Principal Occupation or Employment in the Past 5 Years
John K. Carter (DOB 4/24/61)	Senior Vice President, Secretary, General Counsel & Chief Compliance Officer	2002 to present	General Counsel, Senior Vice President & Secretary, Chief Compliance Officer, TA IDEX, ATST (1999-present); Director, General Counsel, Senior Vice President & Secretary, TFS (2001-present), TFAI (2000-present); Vice President, AFSG Securities Corporation (2001-present); Secretary, TII; Vice President, TIM (2001-2005).

Glenn E. Brightman (DOB 12/01/72)	Vice President, & Principal Financial Officer	2005 to present	Vice President & Principal Financial Officer, TA IDEX, ATST, TII; Vice President, TFS, TFAI (Nov 2005-present); Manager – Mutual Fund Accounting, The Vanguard Group, Inc. (1996-2005).

(2)  The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716.

(3)  The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Fund's proxy voting policies and procedures is available upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (SEC) website (www.sec.gov).

In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716-1202

Sub-Adviser

Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

Transfer Agent

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
1-800-454-9575

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
1-617-937-6700

Listed

New York Stock Exchange
Symbol: TAI
NASDAQ Symbol: XTAIX

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that John Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 3/31
(in thousands)		2005	2006

(a)	Audit Fees	32	34
(b)	Audit-related Fees	0	0
(c)	Tax Fees	1	1
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

* (e) (1)                                                       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrant.

The following individuals comprise the standing Audit Committee: Peter R. Brown, Daniel Calabria, Janice Case, Charles C. Harris, Leo J. Hill, Russell A. Kimball, William W. Short, and John W. Waechter.

Item 6: Schedule of Investments.

The Schedules of Investments of the Registrant are included in the annual report to shareholders filed under Item 1 of this Form
N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

PROXY VOTING POLICIES AND PROCEDURES

I.                                         Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.                                     Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.                                 Proxy Committee

The Board of Trustees/Directors of each Fund has appointed a committee of the Board (the “Proxy Committee”) for the purpose of providing the Fund’s consent to vote in matters where the Adviser or Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the Adviser’s and each Sub-Adviser’s proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV.                                Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

The Board of Directors/Trustees of each Fund or the Proxy Committee of each Fund will review on an annual basis the proxy voting policies of the Adviser and Sub-Advisers applicable to the Fund.

Attachments

Adopted effective June 10, 2003.

TRANSAMERICA FUND ADVISORS, INC. (“TFAI”)

PROXY VOTING POLICIES AND PROCEDURES (“TFAI Proxy Policy”)

Purpose

The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TFAI’s fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI’s Advisory Activities

TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc. and AEGON/ Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TFAI serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

Summary of the TFAI Proxy Policy

TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

Delegation of Proxy Voting Authority to Sub-Advisers

TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

Appointment of Proxy Administrator

TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

Initial Review

The Proxy Administrator will collect from each Sub-Adviser:

its Sub-Adviser Proxy Policy;

a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1., and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

Subsequent Review

TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI Exercise of Proxy Voting Authority

Use of Independent Third Party

If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI’s proposed vote.

Asset Allocation Portfolios

For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a “fund of funds”, TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI’s proposed vote in accordance with the provisions of Section VI.B.

Conflicts of Interest Between TFAI or Its Affiliates and the Funds

The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

Recordkeeping

Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

the TFAI Proxy Voting Policy; and

records of Fund client requests for TFAI proxy voting information.

Records for TFAI Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

proxy statements received regarding matters it has voted on behalf of Fund clients;

records of votes cast by TFAI; and

copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

each Sub-Adviser Proxy Policy; and

the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

Provision of TFAI Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) (1) Biography of Portfolio Managers

As of the date of this filing, Heidi Y. Hu, Peter O. Lopez and Brian W. Westhoff are co-Portfolio Managers of the Registrant. Ms. Hu, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. Mr. Lopez is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). He manages sub-advised funds and institutional accounts in the fixed income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997-2000. Brian W. Westhoff is Senior Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Westhoff is also the Co-Manager of the Transamerica Premier High Yield Bond Fund. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina.

(a) (2) Other Accounts Managed by Portfolio Managers

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		(millions)		(millions)		(millions)
Heidi Y. Hu	8	$694.8	—	—	25	$2,564.5
Peter O. Lopez	2	$195.7	—	—	6	$381.3
Brian W. Westhoff	2	$195.7	—	—	4	$189.8

Potential Conflicts of Interest

There are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Managers. Allocation of investment opportunities among the Fund and other accounts managed by the Portfolio Managers are allocated pro rata to every account participating in an order. This ensures all accounts are treated equally from order initiation through full execution.

(a) (3) Compensation for the Fiscal Year Completed March 31, 2006

Regular, full-time portfolio managers with a minimum one year portfolio management track record in the employment of TIM as of the beginning of a Plan Year are eligible to participate in an incentive compensation plan (the “Plan”) for that Plan Year. For purposes of determining the level of incentive compensation potential, track records are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one-and-a-half year track record, the eligible incentive compensation would be based on the manager’s one year relative ranking.

WEIGHTED COMPONENTS:

There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:

•      80% Objective — portfolio performance based calculation; based upon relative rankings of track record and return formula criteria as further described. A portion of the objective component is necessarily subjective taking such items as co/multi- management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the portfolio manager’s relative ranking Senior management, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

•      20% Subjective — based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by senior management.

MAXIMUM BONUS POTENTIALS (80% + 20%):

Track Record	Target Bonus
<3	Up to 75% base comp.
3-4	Up to 100% base comp.
5-9	Up to 150% base comp.
10-14	Up to 200% base comp
15 and beyond	Up to 300% base comp.

RETURN FORMULAS AND RELATIVE RANKINGS (80% of target bonus):

Rankings (Based on 80% objective track record component only):

Top Decile	=	100% of available component
Top Quartile	=	The difference between 100% and the actual % ranking
Second Quartile	=	The difference between 100% and the actual % ranking
Third Quartile	=	The difference between 100% and the actual % ranking
Fourth Quartile	=	0% of available component
Example: Should the ranking equal 24% (top quartile), then the formula would be 100%-24% = 76% of available component

Return Formulas:

The following return formulas represent the calculations used to determine the amount available for the objective component of the bonus a portfolio manager is eligible to earn based upon his/her track record. Some track records are weighted more heavily than others as noted below:

**The 20% subjective component must be subtracted from the total amount eligible below given the maximum potential opportunity stated includes the 20% subjective component:

•      1 year rank will be calculated on the one year total returns as follows:

3/3 (100%) of 75% opportunity = the one year relative rank versus peer universe and appropriate benchmark

(e.g. composites).

•      2 year rank will be calculated on the one year and two year total returns as follows:

1/3 (33.33%) of 75% = the one year relative rank versus peer universe and appropriate benchmark

(e.g. composites).

2/3 (66.67%) of 75% = the two year relative rank versus peer universe and appropriate benchmark.

•      3 year rank will be calculated based on the one and three year total returns as follows:

1/3 (33.33%) of 100% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites).

2/3 (66.67%) of 100% = the three year relative rank versus peer universe and appropriate benchmark.

As set forth in the schedule of maximum bonus potential above, once an employee has a full five year track record. then his/her bonus opportunity will increase at each full five-year increment as follows:

•      Five year = additional 50% of base added to target pool and directly related to 5-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 150% of base

•      Ten year = additional 50% of base added to target pool and directly related to 10- year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 200% of base

•      Fifteen year = additional 100% of base added to target pool and directly related to 15-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 300% of base

(a) (4) Ownership of Securities

Aggregate Dollar Range of Securities in the Fund.

The following table indicates the dollar range of the Fund beneficially owned by the Fund’s Portfolio Managers as of March 31, 2005.

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Heidi Y. Hu	X
Peter O. Lopez		X
Brian W. Westhoff	Unknown

(b) There were no changes in Portfolio Managers of the Fund during the reporting period.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Directors to its Board are as follows:

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.               Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.               The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

•                  The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

•                  Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•                  The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(1)           Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

•                  The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                  A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.               In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•                  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.               Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, who will provide all submissions to the Committee. This submission to the Fund must include:

•                  the shareholder’s contact information;

•                  the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•                  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

5.               The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          Based on their evaluation of Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of a date within 90 days of the filing of this report, Registrant's principal executive officer and principal financial officer found Registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to Registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         Registrant and its custodian/pricing agent have begun implementing enhancements to Registrant's internal controls over financial reporting that are designed to provide greater assurances with respect to the security set-up process and the accounting treatment for trust preferred securities.  These enhancements include (without limitation) increased supervision with respect to initial input of data elements from data service providers; implementation of an exception reporting process to determine proper accounting treatment; verification of data through consultation with various data service providers; and monitoring of comparisons between issue price and traded value, and amortized cost and current market value, of such securities and evaluation of exceptions outside of acceptable tolerances.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) N/A

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Income Shares, Inc.
(Registrant)

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer
Date:	May 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer
Date:	May 24, 2006

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer
Date:	May 24, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Chief Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Chief Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Chief Executive Officer and Principal Financial Officer